Supplement dated December 6, 2023 to the Mirova U.S. Sustainable Equity Fund’s Summary

Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2023, as may be revised or supplemented from time to time.

Mirova U.S. Sustainable Equity Fund

On December 6, 2023, the Board of Trustees of Natixis Funds Trust I (the “Trust”), on behalf of the Mirova U.S. Sustainable Equity Fund (the “Fund”), upon the recommendation of the Fund’s adviser, Mirova US LLC, approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 28, 2023 (“Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

Effective December 6, 2023, purchases made by existing shareholders will not be subject to front-end sales charges. No commission payments will be made to intermediaries on purchases effective this date. In addition, redemptions made by existing shareholders will not be subject to any sales charges, including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. Lastly, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes.

On or before the Liquidation Date, the Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents. The Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution, winding up, liquidation, and termination. In connection with the liquidation, the Fund may deviate from its investment strategies disclosed in its Prospectus and intends to invest all of the Fund assets in short-term cash equivalent securities starting in mid-December, to facilitate the payment of distributions, if required, and an orderly liquidation on or about December 28, 2023. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held in custodial accounts within an IRA, Roth IRA or plans such as SEP, SIMPLE, SARSEP or 403(b), or in certain other accounts, Natixis Distribution, LLC (“Natixis Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of the Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator, plan sponsor, or other financial intermediary that maintains your account to determine whether the preceding sentence applies to you.

Effective December 6, 2023, Natixis Distribution will no longer accept investments in the Fund from new investors (subject to intermediary discretion). Effective December 13, 2023, Natixis Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.